Exhibit 99.2

                  Certification of Principal Executive Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-QSB (the "form") for the quarter ended December 31, 2002 of Emerging Gamma Corporation (the "Issuer").

I, Allen F. Campbell, the Chief Executive Officer of Issuer certify that to the best of my knowledge:

         (i)      the  Form  10-QSB  fully  complies  with the  requirements  of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  February 14, 2003


         By:  /S/ ALLEN F. CAMPBELL
            -----------------------
             Chief Executive Officer
            (Principal Executive Officer)


Subscribed and sworn to before me this 14Th day of February 2003.


 /S/ IRENE MARTINEZ
---------------------
Name:  Irene Martinez
Title: Notary Public

My commission expires:
   November 21, 2006

                  Certification of Principal Accounting Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-QSB (the "form") for the quarter ended December 31, 2002 of Emerging Gamma Corporation (the "Issuer").

I, Jerry W. Jarrell, the Chief Financial Officer of Issuer certify that to the best of my knowledge:

         (i)      the  Form  10-QSB  fully  complies  with the  requirements  of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  February 14, 2003



         By:   /S/ JERRY W. JARRELL
              ------------------------------
              Chief Financial Officer
              (Principal Accounting Officer)


Subscribed and sworn to before me this 14th day of February 2003.


 /S/ IRENE MARTINEZ
-------------------
Name:  Irene Martinez
Title: Notary Public

My commission expires:
   November 21, 2006